Exhibit 10.27

AMENDMENT NO. 4 TO TERM LOAN AGREEMENT

This AMENDMENT NO. 4 TO TERM LOAN AGREEMENT(this “Amendment No. 4”), dated as of November 12, 2025 (such date, the “Amendment Effective Date”), is by and among KIMCO REALTY OP, LLC, a Delaware limited liability company (the “Borrower”), each of the Lenders party hereto, and Toronto Dominion (Texas) LLC, as administrative agent for the Lenders defined below (the “Administrative Agent”). Reference is made to that certain Term Loan Agreement dated as of January 2, 2024, as amended by Amendment No. 1 to Term Loan Agreement dated as of May 3, 2024, Amendment No. 2 to Term Loan Agreement dated as of July 17, 2024 and Amendment No. 3 to Term Loan Agreement dated as of September 3, 2024 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the several banks, financial institutions and other entities from time to time party thereto (collectively, the “Lenders”), and Toronto Dominion (Texas) LLC, as administrative agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, the Borrower has requested that the Lenders make certain amendments to the Credit Agreement in order to remove the credit spread adjustment from SOFR-based interest rates, and the Lenders party hereto constituting all of the Lenders are willing to make the requested amendments as set forth herein;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Lenders party to this Amendment No. 4 consent to the amendments set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.
AMENDMENT TO CREDIT Agreement. As of the Amendment Effective Date, the Credit Agreement is hereby amended in accordance with Section 10.1 of the Credit Agreement to restate the definition of “Adjusted Term SOFR Rate” in Section 1.1 of the Credit Agreement in its entirety to read as follows:

“Adjusted Term SOFR Rate”: with respect to any Term Benchmark Borrowing denominated in Dollars for any Interest Period, an interest rate per annum equal to the Term SOFR Rate for such Interest Period; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

SECTION 2.
REPRESENTATIONS AND WARRANTIES OF THE BORROWER TC

In order to induce the Lenders and Administrative Agent to enter into this Amendment No. 4, the Borrower represents and warrants to the Lenders and the Administrative Agent as follows:

(i) The Borrower has the limited liability company power and authority, and the legal right, to make, deliver and perform each of this Amendment No. 4 and the Credit

Agreement, as amended by this Amendment No. 4 (the “Amended Credit Agreement”) (collectively, the “Amendment Documents”), and the Borrower has taken all necessary limited liability company action to authorize the execution, delivery and performance of this Amendment No. 4. Amendment No. 4 has been duly executed and delivered on behalf of the Borrower;

(ii) Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents are true and correct in all material respects (or, in the case of any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, true and correct (after giving effect to any qualification therein) in all respects) on and as of the date hereof and will be true on and as of the Amendment Effective Date (after giving effect to the inclusion of this Amendment No. 4 as a “Loan Document’) as if made on and as of such date except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; and

(iii) No Default or Event of Default has occurred and is continuing, or will occur after giving effect to this Amendment No. 4.

SECTION 3.
CONDITIONS TO EFFECTIVENESS TC

This Amendment No. 4 shall become effective on the Amendment Effective Date only upon the satisfaction of the following conditions precedent:

A.
The Borrower, the Administrative Agent and each of the Lenders shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent.
B.
The Administrative Agent shall have received all reasonable and documented out-of-pocket costs and expenses for which the Borrower is responsible pursuant to Section 10.5 of the Credit Agreement and for which invoices have been presented (including the reasonable fees and expenses of legal counsel to the Administrative Agent for which the Borrower agrees it is responsible pursuant to Section 10.5 of the Credit Agreement), incurred in connection with this Amendment No. 4;
C.
Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents are true and correct in all material respects (or, in the case of any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language, true and correct (after giving effect to any qualification therein) in all respects) on and as of the Amendment Effective Date as if made on and as of such date except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; and
D.
No Default or Event of Default has occurred and is continuing on the Amendment Effective Date or after giving effect thereto.

Upon satisfaction of the foregoing conditions, the Administrative Agent shall deliver written notice to the Borrower and the Lenders of the Amendment Effective Date.

SECTION 4.
ACKNOWLEDGEMENT AND CONSENT OF THE GUARANTOR

The Ultimate Parent (for purposes of this Amendment No. 4, the “Guarantor”) has read this Amendment No. 4 and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment No. 4, the obligations of the Guarantor under the Parent Guarantee dated as of January 2, 2024 (the “Guaranty”) and each of the other Loan Documents to which the Guarantor is a party shall not be impaired by this Amendment No. 4, and each of the Guaranty and the other Loan Documents to which the Guarantor is a party is, and shall continue to be, in full force and effect immediately after giving effect to this Amendment No. 4 and is hereby confirmed and ratified in all respects.

Each of the Guarantor and the Borrower hereby acknowledges and agrees that the Obligations guaranteed under the Guaranty will include all Obligations under, and as defined in, the Credit Agreement as amended by this Amendment No. 4.

SECTION 5.
MISCELLANEOUS TC
A.
Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the effective date of this Amendment No. 4, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement. This Amendment No. 4 shall be deemed to be a “Loan Document” under the Credit Agreement.

(ii) Except as specifically amended by this Amendment No. 4, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment No. 4 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

B.
Headings. Section and subsection headings in this Amendment No. 4 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 4 for any other purpose or be given any substantive effect.
C.
Applicable Law TC . THIS AMENDMENT NO. 4 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
D.
Counterparts; Effectiveness. This Amendment No. 4 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page to this Amendment No. 4 by telecopy, emailed .pdf or other electronic means in accordance with Section 10.12 of the Credit Agreement shall be effective as delivery of a manually executed counterpart of this Amendment No. 4.
E.
Jurisdictions; Waivers. The provisions of Section 10.16 and 10.18 of the Credit Agreement shall apply to this Amendment No. 4 and are hereby incorporated by reference.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER: KIMCO REALTY OP, LLC

By: Kimco Realty Corporation, its managing member

By:/s/

Name: Kathleen Thayer

Title: Senior Vice President and Treasurer

GUARANTOR: KIMCO REALTY CORPORATION

By:/s/

Name: Kathleen Thayer

Title: Senior Vice President and Treasurer

[Signature Page to Amendment No. 4 to Term Loan Agreement]

TD BANK, N.A., as Lender

By: /s/

Name: George Skoufis
Title: Vice President

[Signature Page to Amendment No. 4 to Term Loan Agreement]

TORONTO DOMINION (TEXAS) LLC, as Administrative Agent

By: /s/

Name: Ronald Davis

Title: Authorized Signatory

[Signature Page to Amendment No. 4 to Term Loan Agreement]

ROYAL BANK OF CANADA, as Lender

By: /s/

Name: William Behuniak
Title: Authorized Signatory

[Signature Page to Amendment No. 4 to Term Loan Agreement]

U.S. BANK NATIONAL ASSOCIATION, as Lender

By: /s/

Name: Patrick T. Brooks

Title: Vice President

[Signature Page to Amendment No. 4 to Term Loan Agreement]

BNP PARIBAS, as Lender

By: /s/

Name: James Goodall

Title: Managing Director

By: /s/

Name: Kyle Fitzpatrick

Title: Director

[Signature Page to Amendment No. 4 to Term Loan Agreement]

SCOTIA FINANCING (USA) LLC, as Lender

By: /s/

Name: David Dewar

Title: Authorized Signatory

[Signature Page to Amendment No. 4 to Term Loan Agreement]

REGIONS BANK, as Lender

By: /s/

Name: Nicholas R. Frerman

Title: Senior Vice President

[Signature Page to Amendment No. 4 to Term Loan Agreement]